NEWS ANNOUNCEMENT                                          FOR IMMEDIATE RELEASE

CONTACT: GARY LIVESAY
         VICE PRESIDENT AND CFO
         (541) 686-8400

         OBIE MEDIA REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS


EUGENE, Ore. - October 15, 2003 - Obie Media Corporation (Nasdaq: OBIE), a leading provider of out-of-home advertising products and services in North America, today announced its financial results for its fiscal third quarter and nine months ended August 31, 2003.

         Net revenue for the quarter was $11.4 million compared with $11.6 million for the same quarter 2002. Reduced revenue from transit advertising accounted for the decline, with third quarter 2003 transit revenues at $9.5 million down from $9.8 million in third quarter 2002. Outdoor advertising revenue for the 2003 third quarter was unchanged at $1.9 million, the same as it was in the 2002 third quarter. The Company had a loss in the third quarter 2003 of $407,000, or $0.07 per fully diluted share compared to a net income of $22,000, or $0.00 cents per fully diluted share in the same period prior year.

         Earnings before interest, taxes, depreciation and amortization (EBITDA), a common measurement for out-of-home advertising companies, was $643,000 for the third quarter of 2003, compared to $1.2 million for the same period prior year.

         For the nine months ended August 31, 2003, the Company had net revenues of $30.7 million, compared with $32.4 million in the same period of the prior year. Again, reduced transit advertising was responsible for the decline at $25.5 million compared with $27.1 million in the quarter ended August 31, 2002. Outdoor advertising was almost flat at $5.2 million in the third quarter of fiscal 2003 compared to $5.3 million in the same period 2002. The net loss for the first nine months of fiscal 2003 was $1.9 million, or $0.32 per fully diluted share compared to a net loss of $2.0 million, or $0.34 per fully diluted share, for the same period in 2002.

         EBITDA for the nine months ended August 31, 2003, was $1.3 million compared to $874,000 in the nine-month period of 2002.

         Brian B. Obie, Chairman and CEO of Obie Media, said, "While our third quarter results reflect the sluggish advertising environment, we are beginning to see evidence that our sales efforts and continuing cost containment strategies should favorably impact our results in the

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fourth quarter and extend in to 2004. We have embarked upon an innovative marketing campaign featuring annual contracts with advertisers that has been well-received by our customers, and I am confident that the organization's strategic focus on local markets with annual contracts has laid the groundwork for future growth.

         "I am also pleased to announce that we have been selected to negotiate a new five-year contract with the transit authority in Ft. Lauderdale, Florida and have been successful in renegotiating our transit contract in St. Louis, Missouri, a high priority of management for this fiscal year."

ABOUT OBIE MEDIA
----------------
Obie Media Corporation is a leading full-service out-of-home advertising company based in Eugene, Oregon. The Company sells, designs, produces and installs out-of-home advertising displays which include transit posters, billboards, wallscapes, transit shelters and bus benches throughout the United States and Canada. Obie Media's common stock is traded on Nasdaq Small Cap Market under the symbol "Obie." For more information, please contact Obie Media Corporation, 4211 West 11th Avenue, Eugene, Oregon 97402-5435.

CONFERENCE CALL
---------------
Obie Media will be hosting a conference call on October 15, 2003 at 4:30 p.m. EDT. The call will be made available to the general public and can be accessed by calling 800-263-9150 at least five minutes before the scheduled start. A transcript of the call will be posted on the company's website, www.obie.com, after the completion of the call and will be available for two weeks. To listen to the transcript, click on the Investor's Corner from the Obie Media home page and click on "Conference Call Transcript" in the upper- left-hand corner.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
----------------------------------------------------------
This document contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be different from any future statements. The following important factors, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements: failure to conclude favorable negotiations on pending transactions with existing transit agency partners or to successfully assimilate expanded operations; potential impairments of liquidity or capital resources; inability to generate sufficient advertising revenues to meet contractual guarantees; inability to renew existing lending arrangements as they expire; potential for cancellation or interruption of contracts with governmental agencies; a further decline in the demand for advertising in the

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areas where we conduct our business, or a deterioration of business conditions generally in those areas; slower than expected acceptance of our innovative display products; competitive factors, including increased competition and price pressures; changes in the seasonality of our business; and changes in regulatory or other external factors; as well as those factors listed from time to time in the Company's reports. The forward-looking statements included in this document are made only as of the date of this document and under section 27A of the Securities Act and section 21E of the Exchange Act. We do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

                                 -Tables Follow-












































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
                                                        OBIE MEDIA CORPORATION
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                                             (UNAUDITED)


                                            Three Months Ended August       Nine Months Ended August
                                           ---------------------------   -----------------------------
                                               2003           2002           2003            2002
                                           ------------   ------------   -------------   -------------
   REVENUES:
     Transit advertising                   $ 9,506,089    $ 9,754,948    $ 25,453,336    $ 27,116,736
     Outdoor advertising                     1,857,271      1,851,931       5,242,898       5,274,821
                                           ------------   ------------   -------------   -------------
         Net revenue                        11,363,360     11,606,879      30,696,234      32,391,557

   OPERATING EXPENSES:
     Production and installation             1,470,753      1,609,810       4,392,478       4,833,381
     Transit and outdoor occupancy           5,289,138      4,800,044      13,459,925      13,357,770
     Selling                                 1,941,640      2,015,934       5,766,680       6,809,874
     General and administrative              1,930,299      1,868,087       5,449,891       5,787,606
     Depreciation and amortization             450,572        547,696       1,369,516       1,642,582
                                           ------------   ------------   -------------   -------------
                Total operating expenses    11,082,402     10,841,571      30,438,490      32,431,213
                                           ------------   ------------   -------------   -------------

         Operating income (loss)               280,958        765,308         257,744         (39,656)

   OTHER (INCOME) EXPENSE:
      Interest expense                         625,239        558,990       1,752,997       1,191,033
                                           ------------   ------------   -------------   -------------
   INCOME (LOSS) FROM
      CONTINUING OPERATIONS
      BEFORE INCOME TAXES                     (344,281)       206,318      (1,495,253)     (1,230,689)

   INCOME TAX PROVISION
      (BENEFIT)                                (25,431)        60,316         109,100          60,316
                                           ------------   ------------   -------------   -------------
   INCOME (LOSS) FROM
      CONTINUING OPERATIONS                   (318,850)       146,002      (1,604,353)     (1,291,005)

   DISCONTINUED OPERATIONS,
      NET OF INCOME TAXES (1)                  (88,195)      (123,682)       (306,696)       (728,515)
                                           ------------   ------------   -------------   -------------

   NET INCOME (LOSS)                       $  (407,045)   $    22,320    $ (1,911,049)   $ (2,019,520)
                                           ============   ============   =============   =============
   Earnings (loss) per share:
       Basic and diluted, from continuing
       operations                          $     (0.05)   $      0.02    $      (0.27)   $      (0.22)
       Basic and diluted, discontinued
       operations                          $     (0.02)   $     (0.02)   $      (0.05)   $      (0.12)
       Basic and diluted, on net income
       (loss)                              $     (0.07)   $      0.00    $      (0.32)   $      (0.34)


   OTHER DATA:
   EBITDA (2)                                  643,335      1,189,322       1,320,564         874,411
   Weighted average shares outstanding
   (diluted)                                 5,908,577      5,908,577       5,908,577       5,908,577

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   (1) Obie has adopted, effective for fiscal year 2002, the provisions of SFAS
   144 and 146, which address accounting for and reporting upon the results of discontinued operations. The fiscal 2002 data has been reclassified to conform with the fiscal 2003 presentations.

   (2) The Company believes that EBITDA is widely used as one measure to evaluate the financial performance of companies in the out-of-home advertising industry, and therefore, is an appropriate supplemental measure regarding the operating performance of our business. The Company believes that EBITDA can assist in comparing out-of-home advertising company performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending on accounting methods used (particularly when acquisitions are involved) or non-operating factors (such as historical cost basis). Accordingly, this information has been disclosed to facilitate the comparative analysis of our operating performance relative to other companies in the out-of-home advertising industry. EBITDA (earnings before interest, taxes, depreciation and amortization), a non-GAAP financial measure, is defined as operating income before depreciation and amortization expense. EBITDA should not be considered in isolation or as a substitute for net income (loss), cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles, or as a measure of profitability or liquidity. Following is a reconciliation of EBITDA to net income (loss):


                             OBIE MEDIA CORPORATION
                             SUPPLEMENTAL DISCLOSURE
               RECONCILIATION OF GAAP NET INCOME (LOSS) TO EBITDA
                                   (UNAUDITED)


                                     Three Months Ended August    Nine Months Ended August
                                     -------------------------   --------------------------
                                         2003         2002           2003           2002
                                      ----------   ----------    -----------    -----------
   Reported GAAP net income (loss)    $(407,045)   $  22,320     $(1,911,049)   $(2,019,520)
   Add interest expense                 625,239      558,990       1,752,997      1,191,033
   Add depreciation and amortization    450,572      547,696       1,369,516      1,642,582
   Add provision for income taxes       (25,431)      60,316         109,100         60,316

                                      ----------   ----------    -----------    -----------
   EBITDA                             $  643,335   $1,189,322    $ 1,320,564    $   874,411
                                      ==========   ==========    ===========    ===========











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
                             OBIE MEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                                                         ASSETS

                                                                  August 31, 2003   November 30, 2002
                                                                    (Unaudited)
                                                                   -------------    -------------
  CURRENT ASSETS:
     Cash                                                          $    940,070     $  1,815,886
     Accounts receivable, net                                         5,367,000        7,327,681
     Prepaids and other current assets                                5,725,770        4,990,859
     Deferred income taxes                                            1,742,204        1,732,395
                                                                   -------------    -------------
          Total current assets                                       13,775,044       15,866,821

     Property and equipment, net                                     15,035,857       15,864,193
     Goodwill, net                                                    5,448,552        5,448,552
     Other assets                                                       821,290          947,322
                                                                   -------------    -------------
                                                                   $ 35,080,743     $ 38,126,888
                                                                   =============    =============


                      LIABILITIES AND SHAREHOLDERS' EQUITY

  CURRENT LIABILITIES:
     Current portion of long-term debt                             $ 15,509,881     $  2,847,311
     Working capital revolver                                         3,790,483        2,980,483
     Accounts payable                                                   220,590          283,075
     Accrued transit fees                                               501,818        1,102,519
     Accrued expenses                                                   775,016          737,698
     Income taxes payable                                               113,881                0
     Unearned revenue                                                   761,119          767,637
                                                                   -------------    -------------
          Total current liabilities                                  21,672,788        8,718,723

  Deferred tax                                                        1,586,930        1,573,729
  Other liabilities                                                      20,127
  Long-term debt, net                                                 3,636,733       17,707,306
                                                                   -------------    -------------
          Total liabilities                                          26,916,578       27,999,758
                                                                   -------------    -------------


  Shareholders' equity:
     Preferred stock, without par value, 10,000,000 shares
       authorized, no shares issued or outstanding
     Common stock, without par value, 20,000,000 shares
       authorized, 5,908,577 shares issued and outstanding           17,272,128       17,272,128
     Other comprehensive income (loss)                                  (46,565)           5,350
     Accumulated deficit                                             (9,061,398)      (7,150,348)
                                                                   -------------    -------------
     Total shareholders' equity                                       8,164,165       10,127,130
                                                                   -------------    -------------
                                                                   $ 35,080,743     $ 38,126,888
                                                                   =============    =============


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